UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2016 (November 2, 2016)

JOHN B. SANFILIPPO & SON, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-19681	36-2419677
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1703 North Randall Road, Elgin, Illinois 60123-7820

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 289-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On November 2, 2016, the Board of Directors of John B. Sanfilippo & Son, Inc. (the “Registrant”) approved amendments to the Registrant’s Code of Conduct (as amended, the “Code”). The amendments to the Code clarify, update or enhance the descriptions of the standards of conduct regarding conflicts of interest, use of electronic and other resources, gifts and improper payments and related person transactions.

The approval of the amendments did not result in any waiver, explicit or implicit, of any provision of the Code. The Code does not replace, but is in addition to, the Registrant’s separate Code of Ethics.

The foregoing summary of the amendments and the Code is subject to, and qualified in its entirety by, reference to the full text of the Code (a fully amended and restated copy of which is attached hereto as Exhibit 14.1 and incorporated herein by reference). The Code has been posted on the “Investor Relations” section of our website at www.jbssinc.com. The information contained on or accessible through the Registrant’s website shall not be deemed to be a part of this Current Report on Form 8-K.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

(a)	On November 2, 2016, the Registrant held its 2016 annual meeting of stockholders (the “Annual Meeting”).

(b)	The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below.

(i) The following directors were elected at the Annual Meeting and the voting for each director was as follows (with Common Stock and Class A Common Stock stockholders voting separately):

Nominee	For	Withhold	Broker Non-Votes
(Common Stock Directors and Voting Results)

Governor Jim Edgar	5,993,836	566,894	1,127,996
Daniel M. Wright	6,135,573	425,157	1,127,996
Ellen C. Taaffe	6,148,511	412,219	1,127,996

(Class A Common Stock Directors and Voting Results)

James J. Sanfilippo	2,597,426	0	0
Jasper B. Sanfilippo, Jr.	2,597,426	0	0
Jeffrey T. Sanfilippo	2,597,426	0	0
Mathias A. Valentine	2,597,426	0	0
Michael J. Valentine	2,597,426	0	0
Timothy R. Donovan	2,597,426	0	0

(ii) The Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Registrant’s independent registered public accounting firm for the 2017 fiscal year was ratified by the following vote (with Common Stock and Class A Common Stock stockholders voting together):

	For	Against	Abstain	Broker Non-Votes
PricewaterhouseCoopers LLP	33,634,053	26,099	2,834	0

(iii) The advisory vote on executive compensation was approved by the following vote (with Common Stock and Class A Common Stock stockholders voting together):

	For	Against	Abstain	Broker Non-Votes
Advisory vote on executive compensation	32,330,882	198,445	5,663	1,127,996

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The exhibits filed herewith are listed in the Exhibit Index which follows the signature page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN B. SANFILIPPO & SON, INC. (Registrant)

Date: November 3, 2016	By:	/s/ Michael J. Valentine
	Name:	Michael J. Valentine Chief Financial Officer, Group President and Secretary

EXHIBIT INDEX

Exhibit	Description

14.1	Code of Conduct (as amended and restated in full)